                                                                   EXHIBIT 99.3



                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                   (Subsections (a) and (b) of Section 1350,
                  Chapter 63 of Title 18, United States Code)


         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), I, Melinda A. Janik, Senior Vice President and Chief Financial Officer of Glimcher Realty Trust, a Maryland real estate investment trust (the "Company"), effective as of July 1, 2002, do hereby certify, to my knowledge that:

         The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 13, 2002                       /s/ Melinda A. Janik
      ---------------                       -----------------------------------
                                            Melinda A. Janik
                                            Senior Vice President and
                                            Chief Financial Officer



         The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.